CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
REVENUES:
Time Charter Revenues	$ 124,541	$ 171,405
Other revenues	447	1,800
EXPENSES:
Voyage expenses	6,321	6,191
Vessel operating expenses	57,262	46,977
Depreciation and amortization of deferred charges	47,865	45,908
General and administrative expenses	16,342	18,904
Foreign currency gains	(573)	(1,110)
Operating income / (loss)	(2,229)	56,335
OTHER INCOME / (EXPENSES):
Interest and finance costs	(6,147)	(5,564)
Interest and other income	870	1,186
Loss from derivative instruments	(92)	(516)
Loss from investment in Diana Containerships Inc.	(4,011)	(1,818)
Total other expenses, net	(9,380)	(6,712)
Net income / (loss)	$ (11,609)	$ 49,623
Earnings / (loss) per share basic and diluted	$ (0.14)	$ 0.61
Weighted average number of common shares, basic	81,276,288	81,182,564
Weighted average number of common shares, diluted	81,276,288	81,182,564